SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                                  CIMNET, INC.
                ------------------------------------------------
                (Name of Registrant As Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.


1)       Title of each class of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                  N/A
         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

                  N/A
         -----------------------------------------------------------------------


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1) Amount Previously Paid:
                           N/A
                  --------------------------------------------------------------

                  2) Form, Schedule or Registration Statement No.:
                           N/A
                  --------------------------------------------------------------

                  3) Filing Party:
                           N/A
                  --------------------------------------------------------------

                  4) Date Filed:
                           N/A
                  --------------------------------------------------------------

                                  CIMNET, INC.
                              946 WEST PENN AVENUE
                               ROBESONIA, PA 19551

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2003

                    ----------------------------------------

To the Stockholders of Cimnet, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of the Company, will be held on May 20, 2003, at the Sheraton Reading Hotel located at Route 422W and Paper Mill Road, Reading, Pennsylvania 19610 at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

                  1. To elect four (4) directors to the Board of Directors of the Company for a one (1) year term;

                  2. To approve the amendment of the Company's 2002 Stock Plan increasing the number of shares of common stock subject to the plan from 1,000,000 shares to 1,300,000 shares of common stock;

                  3. To ratify the appointment of Beard Miller Company LLP as independent public accountants for the Company for fiscal year 2003; and

                  4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on April 15, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/ JOHN D. RICHARDSON
                                       -----------------------------------------
April 25, 2002                         John D. Richardson
                                       President, Chief Executive Officer and
                                       Chairman of the Board

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, NEW YORK, NEW YORK 10004.

                                  CIMNET, INC.
                              946 West Penn Avenue
                               Robesonia, PA 19551

                                 PROXY STATEMENT


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cimnet, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Sheraton Reading Hotel located at Route 422W and Paper Mill Road, Reading, Pennsylvania 19610 on May 20, 2003 at 10:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting").

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect four (4) directors to the Board of Directors of the Company for a one (1) year term, (ii) to approve the amendment of the Company's 2002 Stock Plan increasing the number of shares subject to the plan from 1,000,000 shares to 1,300,000 shares of common stock, (iii) to ratify the selection of Beard Miller Company LLP as independent public accountants for the Company for fiscal year 2003, and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of common stock, $.0001 par value (the "Common Stock"), of the Company at the close of business on April 30, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 946 West Penn Avenue, Robesonia, PA 19551 and its telephone number is (610) 693-3114. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is April 25, 2003. The Company's Annual Report for the fiscal year ended December 31, 2002, including audited financial statements, is being sent to stockholders together with this Proxy Statement and is incorporated herein by reference.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

         As of the Record Date, there were outstanding (i) 6,292,321 shares of Common Stock held by approximately 83 holders of record and 289 beneficial owners, and (ii) 746,965 shares of Series A Convertible Preferred Stock held by one owner. Only holders of shares of Common Stock and Series A Convertible Preferred Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock and Series A Convertible Preferred Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of voting stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of the holders of a majority of the shares of voting stock present in person or represented by proxy at the meeting is required for approval of the amendment to the Company's 2002 Stock Plan described in Proposal 2 and the ratification of the selection of Beard Miller Company LLP as independent public accountants of the Company for fiscal year 2002 described in Proposal 3. For purposes of the vote on the approval of the amendment to the Company's 2002 Stock Plan described in Proposal 2 and the ratification of the selection of Beard Miller Company LLP as independent public accountants of the Company for fiscal year 2003 described in Proposal 3, abstentions will not be counted as votes entitled to be cast on these matters and will have no affect on the result of the vote. "Broker non-votes" which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no affect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1, 2 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Under the By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is required to be comprised of a minimum of one (1) director, subject to which limitation the number of directors may be fixed from time to time by action of the stockholders or of the directors, with all directors elected by the stockholders each year at the annual stockholders meeting. The Company's board presently consists of four (4) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated four (4) candidates to serve as directors. The names and biographical summaries of the four (4) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The proxies will be voted for the election of the four
(4) nominees listed below as directors of the Company unless otherwise specified on the form provided. A plurality of the shares of voting stock present in person or represented by proxy at the Annual Meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

Biographical Summaries of Nominees for the Board of Directors

         John D. Richardson, Age 44. Mr. Richardson has been the Chairman of the Board, Chief Executive Officer and Chief Accounting Officer of our Company since March 2, 1999 and our predecessor corporation, J.N.L. Industries, Inc., since its inception. Mr. Richardson was a computer programmer at Rockwell International Corporation from 1980 to 1982, where he programmed machine tools for the manufacture of printing presses. In 1982, he joined the cutting tool division of Sandvik Corporation during which time he served as a regional sales manager for the company's Pennsylvania territory. In 1984, he left Sandvik to form J.N.L. Industries and has served as its Chief Executive Officer and Chairman of the Board since that time.

         William Nyman, Age 39. Mr. Nyman has been a director of our Company since October 1999 and has been the Company's Vice President of Integration Services since 1997. Previously, Mr. Nyman served as the Company's Manager of Technical Services since 1990.

         David Birk, Age 62. Mr. Birk has been a director of our Company since January 1998. Mr. Birk is the sole stockholder and President of ManSoft, a software distribution company in the southwestern United States. ManSoft is a significant regional distributor of Cimnet's products. From 1986 through 1994, Mr. Birk was a Regional Sales Manager of Intercim (and its predecessors), a software developer of manufacturing execution systems.

         Karl D. Gerhart, Age 51. Mr. Gerhart has been a director of our Company since May 2002. Since January 2001, Mr. Gerhart has served as a financial consultant. From April 2000 to January 2001, Mr. Gerhart served as the interim President of Bernville Bank, a subsidiary of Community Independent Bank, and as a member of the Community Independent Bank Board of Directors from November 1999 to January 2001. Previously, Mr. Gerhart was the Chief Financial Officer and Treasurer of Sovereign Bancorp from February 1990 to May 1998. Mr. Gerhart is a member of the Berks County Advisory Board for National Penn Bank and a member of the Board of Directors of the Penn First Financial Services.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote FOR the election of Messrs. Richardson, Nyman, Birk and Gerhart. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

Director Compensation

         Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board or any of its committees. During 2002, Karl Gerhart, a non-employee director received options to purchase 12,500 shares of the Company's common stock at an exercise price of $1.30 per share (the fair market value of our shares of common stock on the date of grant). In addition, non-employee directors are reimbursed by the Company for all expenses related to attending meetings. It is anticipated that the Company will during 2003 issue options exercisable for 5,000 shares of common stock to each of its non-employee directors at an exercise price equal to the fair market value of the Company's common stock on the date of grant.

Meetings and Committees of the Board of Directors

         The Board of Directors met (or executed written consents in lieu of meeting) four (4) times during the fiscal year ended December 31, 2002. The Board has two standing committees: The Compensation Committee and the Audit Committee. The Board currently has no Nominating Committee or committee performing a similar function.

         Compensation Committee. The Compensation Committee of the Board of Directors consists of two non-employee directors: Messrs. Birk and Gerhart. The Compensation Committee will make recommendations regarding salaries, bonuses and other incentive compensation for our executive officers as well as issue a report regarding our executive compensation. The Compensation Committee consists of non-employee directors, Messrs. Birk and Gerhart. None of the members of the Compensation Committee has been or is an officer or employee of Cimnet. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our board of directors or Compensation Committee. No member of our board of directors is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company. Mr. Birk, however, is the sole stockholder of ManSoft, a software distribution company that distributes software products, including Cimnet's software products.

         Audit Committee. The Audit Committee of the Board of Directors currently consists of Messrs. Gerhart and Richardson. Mr. Gerhart is considered "independent" under the rules of the National Association of Securities Dealers, Inc. The Audit Committee held one meeting in 2002. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         The Audit Committee will meet not less than four (4) times during the fiscal year ending December 31, 2003. The Audit Committee will be primarily responsible for reviewing the services performed by the Company's independent public accountants, evaluating the Company's accounting policies and its system of internal controls, and reviewing significant finance transactions.

         The audit functions of the Audit Committee will be focused on three areas:

         - the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

         - the hiring, replacing, independence and performance of the Company's independent public accountants.

         - the evaluation of the quality of the Company's accounting principals and financial reporting as well as the Company's compliance with legal and regulatory requirements.

         The Audit Committee will meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee will discuss these matters with the Company's independent public accountants and with appropriate Company financial personnel. Meetings will be held with the independent public accountants who will have unrestricted access to the Audit Committee. The Audit Committee will appoint the independent public accountants and will review periodically their performance and independence from management. In addition, the Audit Committee will review the Company's financing plans and report recommendations to the full Board of Directors to approve and to authorize action.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and will discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

         The Audit Committee will review the Company's audited financial statements and meet with both management and the Company's independent public accountants, to discuss such audited financial statements. Management will represent to the Audit Committee that the financial statements are prepared in accordance with generally accepted accounting principles. The Audit Committee will receive from and discuss with the Company's independent accountants the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee will also discuss with the Company's independent accountants any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Based on these reviews and discussions, the Audit Committee will make a recommendation to the Board regarding the Company's audited financial statements and whether they should be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003.

Audit and Other Professional Fees

         During the fiscal year ended December 31, 2002, fees for services provided by Beard Miller Company LLP were as follows (rounded to the nearest $1,000):

Audit Fees

         The aggregate fees billed to the Company by Beard Miller Company LLP for the audit of our annual financial statements for the year ended December 31, 2002 and for the review of our quarterly reports on Form 10-QSB for the same year totaled $37,000.

Financial Information Systems Design and Implementation Fees

         There were no fees paid to Beard Miller Company LLP for financial information systems design or implementation during the year ended December 31, 2002.

All Other Fees

         The Company paid Beard Miller Company LLP $39,000 for professional fees related to all other services during fiscal year ended December 31, 2002.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

                        DIRECTORS AND EXECUTIVE OFFICERS

         Certain information concerning the directors and executive officers of the Company is set forth below:

Name                    Age      Position(s) with Cimnet
----                    ---      -----------------------

John D. Richardson       44      Chairman of the Board, Chief Executive Officer
                                 and Chief Accounting Officer
Tony Crouch              42      Chief Technology Officer
William Nyman            39      Director and Vice President of Integration
                                 Services
Jason Dietrich           28      Vice President-Sales
Keith Frantz             46      Vice President-Development
Ian Stone(1)             42      Executive Vice President
David Birk               62      Director
Karl Gerhart             51      Director

------------------

(1) Mr. Stone resigned as an employee of the Company as of April 4, 2002. Presently he serves as a consultant to the Company.

See "Biographical Summaries of Nominees for the Board of Directors" for biographical summaries of Messrs. Richardson, Nyman, Birk and Gerhart.

         Tony Crouch. Tony Crouch has been the Company's Chief Technology Officer since June 2001 and was the Company's Director of MES Software Development from April 2000 until June 2001. From 1991 until April 2000, Mr. Crouch was the Technical Director and Software Development Manager of Realtime Information Systems Pty Ltd.

         Jason Dietrich. Jason Dietrich has been the Company's Vice President of Sales since March 1, 2002. From December 1999 to February 28, 2002, Mr. Dietrich served as the Company's National Account Manager of MES. Previously, Mr. Dietrich served as Senior Analyst for the Manufacturing Division of Merck & Co. from May 1996 to December 1999. Mr. Dietrich is the son-in-law of John D. Richardson, the Company's Chairman of the Board, President and Chief Executive Officer.

         Keith Frantz. Mr. Frantz joined the Company in 1989 and has served as its Vice President of Development since 1992. Previously he was a senior engineer at Leder Communications, Inc.

         Ian Stone. Ian Stone was the Company's Executive Vice President from April 2000 to April 2002 and currently serves as a consultant to the Company. From 1991 until April 2000, Mr. Stone was the Managing Director of Realtime Information Systems Pty Ltd.

                       COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

         The following table sets forth for each of the last three fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000 the remuneration paid by the Company to its Chief Executive Officer and all other executive officers who received in excess of $100,000 in annual salary bonus from such fiscal years.


                                 SUMMARY COMPENSATION TABLE


                                                      ANNUAL                 LONG-TERM
                                                   COMPENSATION            COMPENSATION
                                                   ------------            ------------
   NAME AND                           FISCAL                          OTHER ANNUAL
   PRINCIPAL POSITION                  YEAR    SALARY($)   BONUS($)   COMPENSATION   OPTIONS
   ------------------                  ----    ---------   --------   ------------   -------
   John D. Richardson, CEO             2002    $200,000    $  6,819     $  8,952        --
                                       2001    $200,000    $    500     $ 16,099        -0-
                                       2000    $200,000    $  1,040     $  3,197        -0-

   Tony Crouch, Chief                  2002    $126,199          --           --        --
   Technology Officer                  2001    $105,752    $    500     $     -0-       -0-

   William Nyman, Director and         2002    $117,803          --           --        --
   Vice President of Integration       2001    $121,396    $ 51,130     $  5,120        -0-
   Services

   Jason Dietrich, Vice President -    2002    $116,199    $ 65,991           --        --
   Sales                               2001    $ 76,252    $170,830     $     -0-       -0-


         During the year ended December 31, 2002, no options were granted to, nor exercised by, any of the executive officers of the Company.

         The following table summarizes our equity compensation plans as of December 31, 2002:

                                Equity Compensation Plan Information
                                ------------------------------------

                                                                (b)
                                                             Weighted-                 (c)
                                                         average exercise     Number of securities
                                         (a)                 price of        remaining available for
                               Number of securities to     outstanding        future issuance under
                               be issued upon exercise       options,       equity compensation plans
                               of outstanding options,     warrants and       (excluding securities
Plan category                    warrants and rights          rights         reflected in column (a))

============================   =======================   ================   =========================

Equity compensation plans
or arrangements approved by
security holders                      1,002,500                $1.11                1,297,500

Equity compensation plans
or arrangements not
approved by security holders            460,000(1)             $1.14                       --

Total                                 1,462,500                $1.12                1,297,500
-----------------------------------------------------------------------------------------------------


(1) Includes (i) options exercisable for 60,000 shares of common stock issued to Hanover Capital Corporation at an exercise price of $1.25 per share, and
     (ii) warrants exercisable for 400,000 shares of common stock issued to Lipman Capital Group, Inc. 200,000 of which are exercisable at $.25 per share and 200,000 of which are exercisable at $2.00 per share.

Employment Agreements

         As of April 14, 2000, the Company entered into an employment agreement with Anthony Crouch, pursuant to which Mr. Crouch has agreed to serve as the Company's Director of MES Software Development for a period of three (3) years. Mr. Crouch's base salary was at a rate of $84,000 per annum and he is entitled to receive an annual cash bonus of up to 5% of his then current base salary upon the achievement of certain performance targets established by the Company's Board of Directors. Effective June 2000, Mr. Crouch's salary was increased to $120,000 per annum. Mr. Crouch has also received options to purchase a total of 100,000 shares of the Company's common stock at an exercise price of $2.00 per share. One fifth of such options vest on each April 30, 2001, 2002, 2003, 2004 and 2005. The employment agreement with Mr. Crouch contains other customary provisions including severance arrangements and confidentiality provisions.

Report Of The Compensation Committee Of The Board Of Directors

         The Compensation Committee of the Board includes two non-employee directors. The Compensation Committee reviews and makes recommendations to the Board on salaries, bonuses and other benefits payable to our executive officers.

         Compensation Philosophy. Our executive pay programs are designed to attract and retain executives who will contribute to our long-term success, to reward executives for achieving long-term strategic goals, to link executive and stockholder interests through equity-based compensation, and to provide a compensation package that recognizes individual contributions and our performance. A meaningful portion of each executive's total compensation is intended to be long-term and to relate to and be contingent upon our performance. Our compensation philosophy is to make cash compensation competitive with other companies of comparable size and stature in order to help motivate and retain executive officers and provide a strong incentive to achieve our specific goals. We believe that the use of stock options as a long-term incentive links the interests of the executive to that of the stockholders and motivates our executives to remain with us to a degree that is critical to our long-term success, while rewarding individuals for our performance, to the extent it is reflected in our stock price.

         Components of Executive Compensation. The two key components of our executive compensation program in fiscal 2002 were base salary and long-term incentives, represented by our stock option program. Stock options are generally granted when an executive joins us and additional options may be granted from time-to-time thereafter. The options granted to each executive generally vest over a three to five-year period, although exceptions may be made when deemed necessary or appropriate. We intend to grant additional options to executive officers and other senior managers from time-to-time based on performance and potential.

         We did not award any performance bonuses to executive officers in 2002, other than commissions paid to the Vice President-Sales in connection with Company sales.

         Other elements of executive compensation include participation in company-wide medical and dental benefits and the ability to defer compensation pursuant to a 401(k) plan.

         Chief Executive Officer Compensation. The Compensation Committee used the philosophy described above in setting the annual compensation for the CEO, John D. Richardson. In considering Mr. Richardson's salary, we not only considered this philosophy, but also took into consideration his existing ownership of our common stock, his accomplishments in developing the business strategy for us, and his ability to attract and retain senior management. Taking all this into account, Mr. Richardson received the same annual base salary during 2002 as he received in 2001.

         Section 162(m) of the Internal Revenue Code. The Compensation Committee has considered the potential impact of Section 162(m) (the "Section") of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. The Section disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers, other than compensation that is "performance-based." The Compensation Committee concluded that the Section should not reduce the tax deductions available to Cimnet and that no changes to our compensation program were needed in this regard. However, the Compensation Committee may from time to time approve compensation that is not deductible under this Section.

         Ongoing Review. The Compensation Committee will be evaluating our compensation policies on an ongoing basis to determine whether they are appropriate to attract, retain and motivate key personnel. The Compensation Committee may determine accordingly that it is appropriate to increase salaries, award additional stock options or grants of restricted stock, or provide other short-term or long-term compensation to executives.

The Compensation Committee of the Board of Directors
David Birk
Karl Gerhart


Report Of The Audit Committee Of The Board Of Directors

         The Audit Committee engages and supervises the Company's independent auditors and oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation of financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments made by management and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with Beard Miller Company LLP, the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statement with generally accepted accounting principles, their judgments as to the quality of the Company's accounting principles and the other matters required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required by the Codification of Statements on Auditing Standards No.
61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committees.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations or the Company's internal controls, and the overall quality of the Company's financial reporting.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of Beard Miller Company LLP to audit our financial statements for the year ending December 31, 2003.


Audit Committee of the Board of Directors
Karl Gerhart
John D. Richardson

                                  PROPOSAL TWO

                     AMENDMENT OF THE 2002 STOCK OPTION PLAN

         At the 2002 Annual Meeting of Stockholders, the Company's stockholders approved the adoption of the Company's 2002 Stock Plan (the "2002 Plan"). In April 2003, the Board of Directors has approved the amendment of the 2002 Plan, subject to stockholder approval, to authorize 300,000 additional shares for future awards (the "2002 Plan Proposal").

         Since we would like to properly reward the efforts of current and future management and employees, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees, consultants and directors in furtherance of the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

         The Company intends to continue awarding options in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates. The following is a summary of the principal features of the 2002 Plan. The summary is qualified in its entirety by reference to the complete text of the 2002 Plan, as proposed to be amended. The proposed amendment to the 2002 Plan is set forth as Annex B to this Proxy Statement.

Description of the 2002 Plan

         The maximum number of shares of common stock with respect to which awards may be presently granted pursuant to the 2002 Plan is one million (1,000,000) shares. As of April 15, 2003, there were 120,000 options issued to employees under the 2002 Plan at an exercise price of $.57 per share. The 2002 Plan Proposal would authorize the use of up to an additional 300,000 shares of the Company's common stock for a total of 1,300,000 shares of common stock being subject to the 2002 Plan. Shares issuable under the 2002 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

Administration Of The 2002 Stock Plan.

         Our board of directors or, with respect to different groups of optionees, different committees appointed by our board, will administer the 2002 Stock Plan. In the case of options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the committee will consist of two or more "outside directors" within the meaning of Section 162(m). The administrator has the power to determine the terms of the options and stock purchase rights granted, not inconsistent with the terms of the 2002 Stock Plan, including the exercise price (which may be reduced by the administrator after the date of grant), the number of shares subject to each option, the exercisability of the options and the form of consideration payable upon exercise.

Options.

         The administrator will determine the exercise price of options granted under the 2002 Stock Plan, but with respect to all incentive stock options and nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the exercise price must at least equal the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term may not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator determines the term of all other options.

Transferability Of Options And Stock Purchase Rights.

         Unless otherwise determined by the administrator, our 2002 Stock Plan generally does not allow for the transfer of options or stock purchase rights and only the optionee may exercise an option or stock purchase right during his or her lifetime.

Adjustments Upon Change In Control.

         Our 2002 Stock Plan provides that in the event of a change in control, the successor corporation will assume or substitute each option or stock purchase right. If the outstanding options or stock purchase rights are not assumed or substituted, the administrator will provide notice to the optionee that he or she has the right to exercise the option or stock purchase right as to all of the shares subject to the option or stock purchase right, including shares which would not otherwise be exercisable.

Amendment And Termination Of The 2002 Stock Plan.

         Our 2002 Stock Plan will automatically terminate in February 2012, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend or terminate the 2002 Stock Plan provided it does not impair the rights of any optionee.

New Plan Benefits

         It is presently not determinable as to whether any benefits or amounts will be received by or allocated to the Company's executive officers, directors or employees. None of the Company's executive officers, directors or employees have received during 2002 benefits or amounts under the 2002 Stock Plan.

1999 Stock Plan

         As of April 15, 1999, the Board of Directors of the Company adopted the 1999 Stock Plan (the "1999 Plan") which was approved by the stockholders of the Company at a meeting of stockholders held on June 8, 1999. In May 2001, the Company amended the 1999 Plan by increasing the number of shares covered by the 1999 Plan from 1,000,000 shares to 1,300,000 shares. The purpose of the 1999 Plan provides a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. The 1999 Plan provides even greater flexibility to the Company's compensation methods, after giving due consideration to competitive conditions and the impact of federal tax laws. As of April 15, 2003, there were 1,002,500 options issued to employees and consultants under the 1999 Plan at exercise prices ranging from $.05 to $2.00 per share.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote FOR approval of the amendment of the 2002 Plan. Unless marked to the contrary, proxies received from shareholders will be voted in favor of the 2002 Plan.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
               ---------------------------------------------------
                                   MANAGEMENT
                                   ----------

         The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. See "Compensation of Executive Officers."

                                   Amount and
                                    Nature of                        Amount and
                                   Beneficial        Percentage       Nature of       Percentage
                                  Ownership of                       Beneficial
Name and Address               Series A Preferred      (%) of       Ownership of        (%) of
of Beneficial Owner(1)              Stock(2)            Class      Common Stock(2)     Class(3)
----------------------              --------            -----      ---------------     --------

John D. Richardson(4)                     --              *         3,060,000(5)         48.5%

David Birk(6)                             --              *            15,000(7)            *

William Nyman(8)                          --              *           270,000(9)          4.1%

Keith Frantz(10)                          --              *            42,800(11)           *

Ian Stone(12)                             --              *           629,550(13)         9.9%

Jason Dietrich(14)                        --              *            60,000(13)         1.0

Anthony Crouch(15)                        --              *           450,312(13)         7.3%

Karl Gerhart(16)                          --              *            38,500(17)           *

General Electric Company             746,965            100%        1,046,965(18)        13.2%
2200 Wildwood Parkway
Atlanta, Georgia  30339

All executives officers and               --              *         4,566,162(7)(9)      67.7%
directors as a Group (8                                                (11)(13)(17)
persons)

------------
* represents less than 1% of the total number of shares of the Company's Common Stock outstanding

1. Unless noted otherwise, the address for such person is c/o Cimnet, Inc., 946 West Penn Avenue, Robesonia, PA 19551
2. Unless noted otherwise, all shares indicated as beneficially owned are held of record by and the right to vote and transfer such shares lies with the person indicated. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.
3.       Calculated based upon 6,312,291 shares of common stock outstanding.
4. Mr. Richardson is the founder, Chairman of the Board, Chief Executive Officer of the Company.

5. Mr. Richardson disclaims beneficial ownership of an aggregate of 55,000 shares of Common Stock beneficially owned by his children and his parents.
6.       Mr. Birk is a director of the Company.
7. Includes 15,000 shares of the Company's common stock issuable upon the exercise of stock options.
8. Mr. Nyman is a director and the Vice President of Integration Services of the Company.
9. Includes 260,000 shares of the Company's common stock issuable upon the exercise of stock options.
10.      Mr. Frantz is the Vice President-Development of the Company.
11. Includes 20,000 shares of the Company's common stock issuable upon the exercise of stock options.
12. Mr. Stone was the Executive Vice President of the Company until April 15, 2002. He currently serves as a consultant to the Company.
13. Includes 60,000 shares of the Company's common stock issuable upon the exercise of stock options.
14.      Mr. Dietrich is the Vice President-Sales of the Company.
15.      Mr. Crouch is the Chief Technology Officer of the Company.
16.      Mr. Gerhart is a director of the Company.
17. Includes 12,500 shares of the Company's common stock issuable upon the exercise of stock options.
18. Includes 746,965 shares of common stock issuable upon conversion of 746,965 shares of Series A Preferred Stock owned thereby and 200,000 shares of common stock issuable upon the exercise of a warrant.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as set forth below, to the best of our knowledge there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which Cimnet was or is to be a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by Cimnet to own of record or beneficially more than 5% of any class of Cimnet's common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

         During the first half of 2001, we received purchase orders from the Power Systems division of the General Electric Company for our manufacturing execution systems software and certain implementation, training and other services related thereto. In connection with such purchase orders, we agreed to an investment by GEPS in the capital stock of our Company. During the fiscal year ended December 31, 2001 and December 31, 2002, sales to General Electric represented 74% and 33% respectively, of our total revenues.

         Cimnet's principal facility is a 10,000 square foot building in Robesonia, Pennsylvania. We believe that our current facilities are adequate to meet our current business requirements, and that suitable additional space will be available as needed. The building is owned by John Richardson, our founder, Chief Executive Officer and Chairman of the Board and the lease is on a year to year basis. The monthly rent paid by Cimnet to Mr. Richardson is $10,000 which we consider to be no greater than the market rate for comparable space.

         David Birk, a director of the Company, owns ManSoft, Inc., a distributor of software products. ManSoft distributes certain of the Company's products. During the years ended December 31, 2000, 2001 and 2002. ManSoft paid to the Company $117,474, $77,527 and $35,087 for its software products. The Company believes that the prices charged to ManSoft were comparable to the prices charged to unaffiliated third party distributors of the Company's products.

         During 1996, the Company loaned $303,731 to John D. Richardson, the Company's founder, Chairman of the Board and Chief Executive Officer. On October 12, 1999, the Company accepted the surrender by Mr. Richardson of 221,700 shares of the Company's common stock held by him as repayment of the outstanding loan.

In addition, the Company repurchased an additional 29,300 shares of common stock from Mr. Richardson at $1.37 per share for an aggregate purchase price of $40,141.


                                 PROPOSAL THREE

          RATIFICATION OF THE SELECTION OF BEARD MILLER COMPANY LLP AS
                 INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

         The Board of Directors concluded that the continued engagement of Beard Miller Company LLP as the Company's independent public accountants for the 2003 fiscal year was in the best interests of the Company. The affirmative vote of the holders of a majority of the total votes cast on this proposal is needed to ratify the selection of the firm of Beard Miller Company LLP as independent public accountants for the Company. The Company has been advised that a representative of Beard Miller Company LLP will be present at the meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Beard Miller Company LLP as independent public accountants for the Company. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of Beard Miller Company LLP as independent public accountants for the Company for fiscal year 2003.

STOCKHOLDER PROPOSALS AND SUBMISSIONS
FOR THE COMPANY'S 2004 ANNUAL MEETING

If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 2004 Annual Meeting of Stockholders, that proposal must be presented to the Company's secretary prior to December 1, 2003.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                       CIMNET, INC.


April 25, 2003                         By: /s/ JOHN D. RICHARDSON
                                           -------------------------------------
                                           John D. Richardson, President, Chief
                                           Executive Officer and Chairman of the
                                           Board

                                                                         ANNEX A


                                  CIMNET, INC.

                             AUDIT COMMITTEE CHARTER
                             -----------------------


I.       PURPOSE

         The primary functions of the Audit Committee (the "Committee") are to assist the Board of Directors in monitoring (i) the Company's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, replacement, compensation and performance of the Company's registered public accounting firm.

         The term "registered public accounting firm" as used herein (i) initially shall mean the independent accounting firm serving as the Company's auditors and (ii) after the date when the rules of the Securities and Exchange Commission ("SEC") require the Company's auditors to be registered with the Public Company Accounting Oversight Board (the "Accounting Board"), shall mean the public accounting firm registered with the Accounting Board which performs the auditing function for the Company.

         Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Company management, and subject to audit by the Company's registered public accounting firm.

II.      COMPOSITION AND INDEPENDENCE

         The Committee shall consist of two (2) or more directors of the Company. The members on the Committee shall meet the independence and other qualification requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder and the applicable rules of the stock exchange or stock market on which the Company's securities are traded or quoted, subject to any permitted exceptions thereunder. To the extent available, at least one of the Committee members must qualify as an "audit committee financial expert", as defined by applicable rules.

         Committee members, including the chairperson, shall be elected by the Board at the annual meeting of the Board of Directors on the recommendation of the Corporate Governance Committee. Members shall serve until their successors shall be duly elected and qualified.

III.     MEETINGS AND PROCEDURES

         The Audit Committee shall meet at least four times per year, or more frequently as circumstances require. The Committee may request that members of management, representatives of the registered public accounting firm and others attend meetings and provide pertinent information, as necessary. In order to foster open communications, the Committee shall meet at such times as it deems appropriate or as otherwise required by applicable law, rules or regulations in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

         Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company's By-laws, unless otherwise stated by resolution of the Board of Directors.

IV.      Responsibilities and Duties

     A.  General Matters

         1. The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) engaged for the purpose of preparing or issuing its audit report or related work. The registered public accounting firm shall report directly to the Committee.

         2. To the extent required by applicable law, rules and regulations, the Committee shall pre-approve all auditing services and non-audit services (including the fees and terms thereof) permitted to be provided by the Company's registered public accounting firm contemporaneously with the audit, subject to certain de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which may be approved by the Committee prior to the completion of the audit.

         3. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee shall determine the extent of funding necessary for payment of compensation to (i) the registered public accounting firm for the purpose of rendering or issuing the annual audit report or related work or performing other audit review or attest services for the Company, and (ii) any independent counsel and other advisers retained to advise the Committee.

         4. The Committee may form subcommittees consisting of one or more members and delegate to such subcommittees authority to perform specific functions, including without limitation pre-approval of audit and non-audit services, if permitted by applicable law, rules and regulations.

     B.  Oversight of the Company's Relationship with the Auditors

         With respect to any registered public accounting firm that proposes to perform audit services for the Company, the Committee shall:

         On an annual basis, review all relationships the registered public accounting firm has with the Company in order to consider and evaluate the registered public accounting firm's continued independence. In connection with its review and discussions, the Committee shall: (i) ensure that the registered public accounting firm submits to the Committee a formal written statement (consistent with Independence Standards Board Standards No. 1, as it may be amended or supplemented, and Section 10A of the Exchange Act) delineating all relationships and services that may impact the objectivity and independence of the registered public accounting firm; (ii) discuss with the registered public accounting firm any disclosed relationship, services or fees (audit and non-audit related) that may impact the objectivity and independence of the registered public accounting firm; (iii) review the registered public accounting firm's statement of the fees billed for audit and non-audit related services, which statement shall specifically identify those fees required to be disclosed in the Company's annual proxy statement; and (iv) satisfy itself as to the registered public accounting firm's independence.

         Ensure the rotation of the lead (or coordinating) audit partner and other significant audit partners as required by applicable law, rules and regulations.

         On an annual basis, confirm that the registered public accounting firm is not disqualified by virtue of the fact that any of the Company's chief executive officer, chief financial officer, controller, chief accounting officer (or a person serving in an equivalent position) was employed by that registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit of the current year's financial statements.

         Establish with the registered public accounting firm, the scope and plan of the work to be done by the registered public accounting firm as part of the audit for the fiscal year.

     C.  Financial Statements and Disclosure Matters

         With respect to the Company's financial statements and other disclosure matters, the Committee shall:

         1. Review and discuss with management and the registered public accounting firm the Company's quarterly financial statements.

         2. Review and discuss with management and the registered public accounting firm the Company's annual audited financial statements and the report of the registered public accounting firm thereon.

         3. Review and discuss all material correcting adjustments identified by the registered public accounting firm in accordance with generally accepted accounting principles and SEC rules and regulations which are reflected in each annual and quarterly report that contains financial statements, and that are required to be prepared in accordance with (or reconciled to) generally accepted accounting principles under Section 13(a) of the Exchange Act and filed with the SEC.

         4. Review and discuss all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses which are required to be disclosed in each annual and quarterly financial report of the Company filed with the SEC.

         5. Discuss with management and the registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any judgments about the quality, appropriateness and acceptability of the Company's accounting principles, significant changes in the Company's selection or application of accounting principles and any other significant changes to the Company's accounting principles and financial disclosure practices which are suggested by the registered public accounting firm or management.

         6. Review with management, the registered public accounting firm, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities with relevant jurisdiction.

         7. The review and discussions hereunder with respect to audits performed by the registered public accounting firm, shall include the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("SAS 61"). These matters include the auditor's responsibility under generally accepted auditing standards, the Company's significant accounting policies, management's judgments and accounting estimates, significant audit adjustments, the auditor's responsibility for information in documents containing audited financial statements (e.g., MD&A), disagreements with management, consultation by management with other accountants, major issues discussed with management prior to retention of the auditor and any difficulties encountered in the course of the audit work.

         8. Receive and review all other reports required under the Exchange Act to be provided to it by the registered public accounting firm including without limitation, reports on (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm, and (iii) all other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

         9. Following completion of its review of the annual audited financial statements, recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements and the report of the registered public accounting firm thereon be included in the Company's annual report on Form 10-KSB filed with the SEC.

         10. Prepare the Audit Committee report required by the SEC to be included in the Company's annual proxy statement and any other Committee reports required by applicable laws, rules and regulations.

     D.  Internal Audit Function, Disclosure Controls and Internal Controls

         With respect to the Company's internal audit function, disclosure controls and internal controls and procedures for financial reporting:

         1. In consultation with management and the registered public accounting firm, review and assess the adequacy of the Company's internal controls and procedures for financial reporting and the procedures designed to ensure compliance with applicable laws, rules and regulations.

         2. If and when applicable, review management's report on internal controls and procedures for financial reporting purposes required to be included in the Company's Annual Report of Form 10-K.

         3. If and when applicable, review the registered public accounting firm's attestation to management's report included in the Annual Report on Form 10-K evaluating the Company's internal controls and procedures for financial reporting.

         4. Review and discuss any disclosures made by the Company's CEO and CFO to the Committee (as a result of their evaluation as of the end of each fiscal quarter of the Company's effectiveness of the disclosure controls and procedures and its internal controls and procedures for financial reporting) related to (i) any significant deficiencies in the design or operation of internal controls and
             (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

         5. Establish and review procedures within the time period required by applicable law, rules and regulations for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     E.  Other Miscellaneous Matters

         The Committee shall also have responsibility to:

         1. Review and approve all related-party transactions, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

         2. If required by applicable law, rules or regulations, review and approve (i) the adoption of and any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made in the manner permitted by SEC rules regarding such change or waiver, unless otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

         3. Review and discuss with management and the registered public accounting firm the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies).

         4. Review with management and the registered public accounting firm the sufficiency in number and the quality of financial and accounting personnel of the Company.

         5. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes or amendments the Committee deems appropriate.

         6. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

                                                                         ANNEX B


                          AMENDMENT TO 2002 STOCK PLAN
                          ----------------------------


                                  CIMNET, INC.
                                 2002 STOCK PLAN


         This Cimnet, Inc. 2002 Stock Plan (the "2002 Plan") is hereby amended as follows:

         1. Article One, Section V, Paragraph B of the 2002 Plan is amended to read as follows:


Aggregate Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 1,300,000 shares.


         2. Except as expressly amended, the provisions of the Plan shall remain in full force and effect.

         3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and stockholders of the Company.


                                       Adopted by the Board of Directors
                                       this ____ day of April 2003.




                                       Approved by the Stockholders
                                       this day of __________, 2003

CIMNET, INC.                                                               PROXY
                                  CIMNET, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING EITHER THE PROXY (THE "PROXY") [FOR] OR [AGAINST] BOX NEXT TO EACH OF THE THREE (3) PROPOSALS

         The undersigned hereby appoint(s) Mr. John Richardson with the power of substitution and resubstitution to vote any and all shares of capital stock of CIMNET, INC., (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on May 20, 2003, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):


1.       ELECTION OF DIRECTORS
         ---------------------

                  VOTE

[ ] FOR ALL nominees list below EXCEPT as marked to the contrary below

[ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

John Richardson, William Nyman, David Birk and Karl Gerhart.

2.       AMENDMENT OF THE 2002 STOCK PLAN
         --------------------------------

[ ]               FOR the Amendment of the 2002 Stock Plan

[ ]               AGAINST

[ ]               ABSTAIN

3.       RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP, AS
         ---------------------------------------------------------------
INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL YEAR 2003.
------------------------------------------------------------

[ ]               FOR the ratification of the appointment of Beard Miller
                  Company  LLP

[ ]               AGAINST

[ ]               ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE FOUR (4) NOMINEES NAMED

IN ITEM 1, THE AMENDMENT OF THE 2002 STOCK PLAN IN ITEM 2, AND THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER LLP. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL YEAR 2003 IN ITEM 3.

         In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CIMNET, INC.

                                       Dated:
                                             -----------------------------------



                                       -----------------------------------------
                                       Signature



                                       -----------------------------------------
                                       Signature if jointly owned:



                                       -----------------------------------------
                                       Print name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE